Exhibit 4.1

COMMON STOCK		COMMON STOCK
NUMBER		SHARES
[CREDITCARDS.COM, INC. LOGO]
CUSIP 22546J 103
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
$0.001 PAR VALUE, OF

CREDITCARDS.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated ________________________

[CREDITCARDS.COM, INC. Corporate Seal]

/s/ CHRISTOPHER J. SPELTZ SECRETARY	/s/ ELISABETH H. DEMARSE PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

CREDITCARDS.COM, INC.

        The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of			(Cust)		(Minor)
	survivorship and not as tenants in			under Uniform Trans to Minors Act
	common			(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.
Dated:

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
SIGNATURE(S) GUARANTEED BY: